UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2007 (December 5, 2007)

Commission File No. 000-51342

AMERICAN PETRO-HUNTER INC.
(Exact name of registrant as specified in its charter)

Nevada	0-22723	98-0171619
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Pacific Centre, Suite 3000, P.O. Box 10024, 700 West Georgia Street
Vancouver, British Columbia, Canada V7Y 1A1
(Address and telephone number of principal executive offices) (Zip Code)

(604) 689-8336
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.2	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

(b)	Resignation of President and Directors

Mr. Patrick McGowan resigned as American Petro-Hunter, Inc.’s (the “Company”) President, Secretary, Treasurer and from the Board of the Directors of the Company (the “Board”), effective December 5, 2007.

In addition, Mr. Mike K. Veldhuis and Mr. Barry L. Whelan each resigned from the Board effective December 5, 2007.

(c)	Appointment of Officer

Mr. Gregory Leigh Lyons was appointed as the Company’s President, Secretary and Treasurer effective December 5, 2007 to fill the vacancy left by Mr. McGowan.

Prior to joining the Company, Mr. Lyons founded Sound Energy Advisors LLC, which provides corporate governance and management consulting services to start-up and small cap companies. In addition, Mr. Lyons spent over 23 years working in a variety of upper management and executive positions for small and large, publicly-traded and private, foreign and domestic companies, and in many foreign countries including Venezuela, Ecuador, Bolivia, Argentina, Colombia and Iran. From August 2005 to May 2006, Mr. Lyons was the Chief Executive Officer and a director of Digital Ecosytems Corp. (OTC BB: DGEO), a global oil and gas exploration company specializing in acquiring unconventional oil and gas prospects in North America and Australia. From 2000 to 2005, Mr. Lyons was Chief Operating Officer and Project Director for Gas TransBoliviano S.A., a Shell/Enron controlled gas transmission company headquartered in Bolivia.

Mr. Lyons currently serves on the Board of Directors of Ameriwest Energy Corp. (OTCBB: AWEC), Benem Ventures Inc. (BNM.H: TSX Exchange), and Radial Energy Inc. (OTCBB: RENG).

Mr. Lyons received his Bachelor of Arts (BA) in Earth Science from the University of California, Santa Cruz in 1984 and is an Alumnus of the Harvard Business School having completed the Advanced Management Program (AMP) in 2004.

(d)	Election of Director.

On December 5, 2007, the Board elected Mr. Gregory Leigh Lyons to fill the vacancy on the Board created by the departure of Mr. Patrick McGowan.

Mr. Lyons has not previously held any positions with the Company and there have been no related party transactions between Mr. Lyons and the Company. Mr. Lyons has no family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers. For additional information, please see the information provided under paragraph (c) above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PETRO-HUNTER INC., a Nevada Corporation
Dated: December 7, 2007	/s/ Gregory Leigh Lyons
Gregory Leigh Lyons, President